POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Non-Employee Director Retainer Stock Plan; and

     WHEREAS, each of the undersigned is an officer or both an officer and a director of the Company;

     NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Ivan G. Seidenberg, Frederic V. Salerno and Mel Meskin, and each of them severally as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of his offices and capacities as an officer or as both an officer and director of the Company, to execute and file such registration statement with respect to the additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Non-Employee Director Retainer Stock Plan, and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and any supplements thereto, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 20th day of June, 1996.


s/Ivan  Seidenberg          s/F. V. Salerno               s/M. Meskin
Ivan G. Seidenberg          Frederic V. Salerno           Mel Meskin
Chairman of the Board       Vice Chairman - Finance       Vice President and
and Chief Executive         and Business Development      Comptroller
Officer


State of New York   )
                    )ss.:
County of New York  )


     On the 20th day of June, 1996 personally appeared before me,
I. G. Seidenberg, F.V. Salerno and M. Meskin, to me known and known to me to be the persons described in and who executed the foregoing instrument, and they severally duly acknowledged to me that they and each of them executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 20th day of June, 1996.

                                             s/Darlene D. Kleiner
                                               Darlene D. Kleiner
                                               Notary Public, State of New York
                                               No. 31-6015480
                                               Qualified in New York County
                                               Commission Expires 6/30/96

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Non-Employee Director Retainer Stock Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Ivan G. Seidenberg, Frederic V. Salerno and Mel Meskin, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such registration statement with respect to the shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Non-Employee Director Retainer Stock Plan, and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and any supplements thereto, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of June, 1996.



s/John Brademas
John Brademas
Director




State of New York   )
                    )ss.:
County of New York  )

     On the 14th day of June, 1996, personally appeared before me the Director, known to me to be the person described in and who executed the foregoing instrument, such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.


     Witness my hand and official seal this 14th day of June, 1996

                                  s/Robert W. Erb
                                   Robert Erb
                                   Notary Public, State of New York
                                   No. 31-4808105
                                   Qualified in New York County
                                   Commission Expires, January 31, 1997

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Non-Employee Director Retainer Stock Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Ivan G. Seidenberg, Frederic V. Salerno and Mel Meskin, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such registration statement with respect to the shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Non-Employee Director Retainer Stock Plan, and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and any supplements thereto, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of June, 1996.



s/R. L. Carrion
Richard L. Carrion
Director




Commonwealth of Puerto Rico   )
                              )ss.:
City of San Juan              )

     On the 20th day of June, 1996, personally appeared before me the Director, known to me to be the person described in and who executed the foregoing instrument, such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.


     Witness my hand and official seal this 20th day of June, 1996

                                   s/Paulette LaVergne Cuyar
                                   Paulette LaVergne Cuyar
                                   Affidavit No. 1,482

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Non-Employee Director Retainer Stock Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Ivan G. Seidenberg, Frederic V. Salerno and Mel Meskin, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such registration statement with respect to the shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Non-Employee Director Retainer Stock Plan, and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and any supplements thereto, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of June, 1996.



s/Stanley P. Goldstein
Stanley P. Goldstein
Director




State of New York        )
                         )ss.:
County of Westchester    )

     On the 20th day of June, 1996, personally appeared before me the Director, known to me to be the person described in and who executed the foregoing instrument, such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.


     Witness my hand and official seal this 20th day of June, 1996

                                   s/Diane E. D'Esposito
                                   Diane E. D'Esposito
                                   Notary Public, State of New York
                                   No. 4969358
                                   Qualified in Westchester County
                                   Commission Expires, July 16, 1996

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Non-Employee Director Retainer Stock Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Ivan G. Seidenberg, Frederic V. Salerno and Mel Meskin, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such registration statement with respect to the shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Non-Employee Director Retainer Stock Plan, and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and any supplements thereto, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of June, 1996.



s/Helene L. Kaplan
Helene L. Kaplan
Director




State of New York   )
                    )ss.:
County of New York  )

     On the 20th day of June, 1996, personally appeared before me the Director, known to me to be the person described in and who executed the foregoing instrument, such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.


     Witness my hand and official seal this 20th day of June, 1996

                                   s/Beverly Jaeger
                                   Beverly Jaeger
                                   Notary Public, State of New York
                                   No. 41-4666998
                                   Qualified in Queens County
                                   Certification Filed in New York County
                                   Commission Expires, August 31, 1996

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Non-Employee Director Retainer Stock Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Ivan G. Seidenberg, Frederic V. Salerno and Mel Meskin, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such registration statement with respect to the shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Non-Employee Director Retainer Stock Plan, and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and any supplements thereto, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of June, 1996.



s/Elizabeth T. Kennan
Elizabeth T. Kennan
Director




State of Massachusetts   )
                         )ss.:
County of Sussex         )

     On the 20th day of June, 1996, personally appeared before me the Director, known to me to be the person described in and who executed the foregoing instrument, such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.


     Witness my hand and official seal this 20th day of June, 1996

                                   s/Marilyn J. Wheelock
                                   Marilyn J. Wheelock
                                   Notary Public of Massachusetts
                                   Commission Expires August 11, 2000

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Non-Employee Director Retainer Stock Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Ivan G. Seidenberg, Frederic V. Salerno and Mel Meskin, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such registration statement with respect to the shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Non-Employee Director Retainer Stock Plan, and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and any supplements thereto, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of June, 1996.


s/Hugh B. Price
Hugh B. Price
Director


State of New York   )
                    )ss.:
County of New York  )


     On the 20th day of June, 1996, personally appeared before me the Director, known to me to be the person described in and who executed the foregoing instrument, such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 20th day of June, 1996

                                   s/Elizabeth L. Stubbs
                                   Elizabeth L. Stubbs
                                   Notary Public, State of New York
                                   No. 24-4668223
                                   Qualified in Kings County
                                   Certified in New York County
                                   Commission Expires, January 31, 1997

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Non-Employee Director Retainer Stock Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Ivan G. Seidenberg, Frederic V. Salerno and Mel Meskin, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such registration statement with respect to the shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Non-Employee Director Retainer Stock Plan, and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and any supplements thereto, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of June, 1996.



s/Walter V. Shipley
Walter V. Shipley
Director



State of New York   )
                    )ss.:
County of New York  )


     On the 17th day of June, 1996, personally appeared before me the Director, known to me to be the person described in and who executed the foregoing instrument, such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.


     Witness my hand and official seal this 17th day of June, 1996

                                   s/Virginia Stank
                                   Virginia Stank
                                   Notary Public, State of New York
                                   No. 41-4511512
                                   Qualified in Queens County
                                   Certificate Filed in New York County
                                   Commission Expires, November 30, 1997

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Non-Employee Director Retainer Stock Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Ivan G. Seidenberg, Frederic V. Salerno and Mel Meskin, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such registration statement with respect to the shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Non-Employee Director Retainer Stock Plan, and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and any supplements thereto, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of June, 1996.



s/John R. Stafford
John R. Stafford
Director



State of New Jersey )
                    )ss.:
County of Morris    )


     On the 17th day of June, 1996, personally appeared before me the Director, known to me to be the person described in and who executed the foregoing instrument, such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.


     Witness my hand and official seal this 17th day of June, 1996

                                   s/Sol M. Eyzaguirre
                                   Sol M. Eyzaguirre
                                   Notary Public of New Jersey
                                   My Commission Expires October 26, 1996